              SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of January 18, 1996 is entered into among MORRISON KNUDSEN CORPORATION, a Delaware corporation ("MKD"), and MORRISON KNUDSEN CORPORATION, an Ohio corporation ("MKO") (MKD and MKO each a "Borrower," and collectively, the "Borrowers"), the banks and other financial institutions named on Schedule A to the Credit Agreement (as defined below) and whose signatures appear on the signature pages hereto (each, together with its successors and assigns, a "Lender," and collectively, the "Lenders"), Mellon Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Mellon Bank, N.A. and Bank of America National Trust and Savings Association as co-agents for the Lenders (in such capacity, the "Co-Agents"), with reference to the following facts:

                                    RECITALS

    A. Pursuant to the Amended and Restated Credit Agreement dated as of July 31, 1995, as amended October 10, 1995, by and among the Borrowers, the Lenders, the Administrative Agent and the Co-Agents (the "Credit Agreement"), the Lenders agreed to make certain financial accommodations to or for the benefit of the Borrowers upon the terms and conditions contained therein. Unless otherwise defined in this Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Credit Agreement as amended hereby, and
(ii) references to sections and subsections shall refer to sections or subsections of the Credit Agreement.

    C. The Borrowers have requested that the Credit Agreement be amended, among other things, to reduce the Maximum Loan Amount and amend the Cash Management System.

    D. The Lenders are willing to amend the Credit Agreement upon the terms and conditions set forth in this Amendment, but only upon the condition, among others, that the Borrowers, the Administrative Agent, the Co-Agents and the Lenders shall have executed and delivered this Amendment to the Administrative Agent.

         NOW, THEREFORE, in consideration of the continued performance by the Borrowers of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                  A G R E E M E N T

    1.   AMENDMENT TO CREDIT AGREEMENT.

         1.1  Section 1.1 of the Credit Agreement is hereby amended as follows:

              (a) A new definition of "Second Amendment" is hereby added in appropriate alphabetical order to read as follows:

         "'Second Amendment' means the Second Amendment to Amended and Restated Credit Agreement dated as of January 18, 1996 among the Borrowers, the Administrative Agent, the Co-Agents and the Lenders."

         1.2 Section 2.1 is hereby amended by deleting the reference to "100,000,000" and substituting "82,711,619" therefor.

         1.3 Section 8.4 is hereby amended by deleting the word "equipment" in clauses (ii) and (iii) and substituting the word "assets" therefor.

         1.4 Each of Section 13.8(b) and 13.8(c) is hereby amended by adding the phrase "Lenders and" in front of the word "Existing" in the first sentence thereof.

         1.5 Schedule A -- Schedule of Lenders is hereby deleted in its entirety and the Schedule of Lenders attached hereto as Schedule A is substituted therefor.

         1.6 Schedule F -- Cash Management System is hereby amended by adding a new proviso to the end of Section 2 thereof as follows:

         "; PROVIDED, FURTHER, that neither the Borrowers nor any Guarantor may alter or modify any account without the consent of the Administrative Agent."

    2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective only upon satisfaction of each of the following conditions:

              (a) SECOND AMENDMENT. The Administrative Agent shall have received copies of this Amendment that, when taken together, bear the signatures of the Borrowers, the Administrative Agent, the Co-Agents and each of the Lenders.

              (b) GUARANTOR CONSENTS. The Administrative Agent shall have received a copy of the accompanying Guarantor Consents executed by each of the Guarantors.

              (c) AMENDMENTS TO SECURITY AGREEMENTS. The Administrative Agent shall have received copies of (i) the Third Amendment to the Pledge and Security Agreement of even date herewith between MKO and the Collateral Agent, (ii) the Third Amendment to Pledge and Security Agreement of even date herewith between MKD and the Collateral Agent, and (iii) the Third Amendment to the Pledge and Security Agreement of even date herewith between each Guarantor and the Collateral Agent, such that each such amendment, when taken together, bears the signatures of the Collateral Agent and the appropriate pledgor.

    3.   REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND RELATED
         DOCUMENTS.

              (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the Loan Documents to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended hereby.

              (b) Except as expressly modified under Section 1 of this Amendment, all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference, and the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents are hereby acknowledged, confirmed and ratified by the Borrowers.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any of the Loan Documents or Restructuring Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents or Restructuring Documents.

    4. AMENDMENT TO OVERRIDE AGREEMENT. Pursuant to Section 6 of the Intercreditor Agreement, upon receipt by the agent to the Override Agreement (the "Override Agent") or the Existing Lenders of written notice of this Amendment, the Override Agent and the

Existing Lenders are deemed to have agreed to, and voted in favor of, the same amendments to the Override Agreement and such amendment to the Override shall be the amendment set forth on Exhibit A hereto. The Borrowers acknowledge and agree to the terms of Exhibit A as an amendment to the Override Agreement and by signing this Amendment agree to be bound by the terms of Exhibit A hereto.

    5. ENTIRE AGREEMENT. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

    6. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) such Borrower has previously advised the Administrative Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

    7.   MISCELLANEOUS.

         7.1 COUNTERPARTS. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any Person delivering this Amendment by facsimile shall send the original manually executed counterpart of this Amendment to the Administrative Agent promptly after such facsimile transmission.

         7.2 AUTHORITY. Each Person executing this Amendment represents and warrants that he or she is lawfully authorized and empowered to execute this Amendment on behalf of the entity on whose behalf such Person is signing, and that upon execution, this Amendment will be binding upon such entity, without any further approval, ratification or other action.

         7.3 HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

         7.4 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         7.5 CONFLICT OF TERMS. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.










                       [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representative as of the day and year first above written.

BORROWERS:              MORRISON KNUDSEN CORPORATION
                        (a Delaware corporation)


                        By:  /s/ Douglas L. Brigham
                            ----------------------------------
                        Name:    Douglas L. Brigham
                        Title:   Vice President and Treasurer


                        MORRISON KNUDSEN CORPORATION
                        (an Ohio corporation)


                        By:  /s/ Douglas L. Brigham
                            ----------------------------------
                        Name:    Douglas L. Brigham
                        Title:   Vice President and Treasurer


AGENTS AND LENDERS:

                        MELLON BANK, N.A., as Administrative Agent, a Co-Agent and a Lender


                        By:  /s/ Alan J. Kopolow
                            ----------------------------------
                        Name:    Alan J. Kopolow
                            ----------------------------------
                        Title:   Vice President
                            ----------------------------------


                        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Co-Agent and a Lender


                        By:  /s/ Henry Y. Yu
                            ----------------------------------
                        Name:     Henry Y. Yu
                            ----------------------------------
                        Title:    Senior Vice President
                            ----------------------------------

              [ADDITIONAL SIGNATURES FOR LENDERS CONTINUED ON NEXT PAGE]

LENDERS:

Bank of America Illinois                    CIBC Inc.


By:   /s/ Henry Y. Yu                  By:    /s/ Robert N. Greer
   --------------------------              --------------------------
Name:   Henry Y. Yu                    Name:    Robert N. Greer
   --------------------------              --------------------------
Title:  Attorney in Fact               Title:   Vice President
   --------------------------              --------------------------

Bank of Montreal                       Citibank, N.A.

By:   /s/ Thomas E. McGraw            By:
   --------------------------              --------------------------
Name:   Thomas E. McGraw              Name:
   --------------------------              --------------------------
Title:  Account Manager               Title:
   --------------------------              --------------------------

The Bank of Nova Scotia                Credit Lyonnais, New York Branch


By:   /s/ D. N. Gillespie              By:    /s/ Alan Sidrane
   --------------------------              --------------------------
Name:   D. N. Gillespie                Name:    Alan Sidrane
   --------------------------              --------------------------
Title:  Asst General Manager           Title:   First Vice President
   --------------------------              --------------------------

The Bank of Tokyo, Ltd.,               Deutsche Bank AG,
Seattle Branch                         Los Angeles Branch and/or Cayman Islands
                                       Branch

By:                                    By:
   --------------------------              --------------------------
Name:                                  Name:
   --------------------------              --------------------------
Title:                                 Title:
   --------------------------              --------------------------

Banque Nationale de Paris

By:    /s/ Katherine Wolfe             By:
   --------------------------              --------------------------
Name:   Katherine Wolfe                Name:
   --------------------------              --------------------------
Title:  Vice President                 Title:
   --------------------------              --------------------------

By:    /s/ Jeffrey S. Kajisa           The Hongkong and Shanghai
   --------------------------          Banking Corporation Limited
Name:    Jeffrey S. Kajisa
   --------------------------          By:
Title:   Asst Vice President              --------------------------
   --------------------------          Name:
                                          --------------------------
Banque Paribas                         Title:
                                          --------------------------
By:    /s/ John Cate
   --------------------------
Name:    John Cate
   --------------------------
Title:   Group Vice President
   --------------------------

By: /s/ ALAN E. MCLINTOCK
   --------------------------
Name:   Alan E. McLintock
   --------------------------
Title:  Regional General Mgr
   --------------------------

              {ADDITIONAL SIGNATURES FOR LENDERS CONTINUED ON NEXT PAGE}

The Industrial Bank of Japan,          San Paolo Bank SpA
Limited, Los Angeles Agency

By:                                    By:
   --------------------------              --------------------------
Name:                                  Name:
   --------------------------              --------------------------
Title:                                 Title:
   --------------------------              --------------------------

Key Bank of Idaho                      By:
                                           --------------------------
By:                                    Name:
   --------------------------              --------------------------
Name:                                  Title:
   --------------------------              --------------------------
Title:
   --------------------------          Society National Bank

The Long-Term Credit Bank of           By:     /s/ Justin Maurer
Japan, Ltd., Los Angeles Agency            --------------------------
                                       Name:    Justin Maurer
By: /s/ Motokazu Uematsu                   --------------------------
   --------------------------          Title:   Officer
Name:   Motokazu Uematsu                   --------------------------
   --------------------------
Title:  Deputy General Mgr             Union Bank of Switzerland
   --------------------------
                                       By:
Morgan Guaranty Trust Company              --------------------------
                                       Name:
By:                                        --------------------------
   --------------------------          Title:
Name:                                      --------------------------
   --------------------------
Title:                                 By:
   --------------------------              --------------------------
                                       Name:
National Westminster Bank PLC              --------------------------
                                       Title:
                                           --------------------------
By:
   --------------------------          Westdeutsche Landesbank
Name:                                  Girozentrale, New York and
   --------------------------          Cayman Islands Branches
Title:
   --------------------------          By:  /s/ Salvatore Battinelli
                                           --------------------------
                                       Name:    Salvatore Battinelli
PNC Bank, N.A.                             --------------------------
                                       Title:   Credit Department
                                           --------------------------
By:  /s/ Thomas J. McCool
   --------------------------          By:  /s/ Catherine Ruhland
Name:    Thomas J. McCool                  --------------------------
   --------------------------          Name:    Catherine Ruhland
Title:   Sr. Vice President                --------------------------
                                       Title:   Associate
                                           --------------------------
Royal Bank of Canada


By:   /s/ Brian W. Dixon
   --------------------------
Name:    Brian W. Dixon
   --------------------------
Title:   Senior Manager
   --------------------------

                                   GUARANTOR CONSENTS

         Each of the undersigned, a Guarantor under a Guaranty, hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of its Guaranty and its Guaranty Security Agreement, (ii) acknowledges receipt of a copy of the Second Amendment to Amended and Restated Credit Agreement dated as of January 18, 1996 (the "Amendment") and (iii) consents to all of the provisions of the Amendment.

National Projects, Inc.,               Chemical Demilitarization of
a Nevada corporation                   Anniston Company, A Nevada
                                       corporation

By:  /s/ Douglas L. Brigham
   --------------------------          By:   /s/ Douglas L. Brigham
Name:    Douglas L. Brigham               --------------------------
Title:   Treasurer                     Name:     Douglas L. Brigham
                                       Title:    Vice President and
                                                 Tresurer
Morrison-Knudsen Services, Inc.,
a Nevada corporation
                                       Joy MK Projects Company,
                                       a Nevada corporation
By:  /s/ Douglas L. Brigham
   --------------------------
Name:   Douglas L. Brigham             By:   /s/ Douglas L. Brigham
Title:  Treasurer                         --------------------------
                                       Name:     Douglas L. Brigham
                                       Title:    Vice President and
Atascosa Mining Co.,                             Assistant Treasurer
a Nevada corporation

                                       MK Capital Company,
By:  /s/ Douglas L. Brigham            a Nevada corporation
   --------------------------
Name:   Douglas L. Brigham
Title:  Treasurer                      By:  /s/ Douglas L. Brigham
                                          --------------------------
                                       Name:    Douglas L. Brigham
Centennial Engineering, Inc.,          Title:   Treasurer
a Colorado corporation

                                       MK-Ferguson Engineering Company,
By:  /s/ Douglas L. Brigham            A Michigan Corporation
   --------------------------
Name:   Douglas L. Brigham
Title:  Assistant Treasurer            By:   /s/ Douglas L. Brigham
                                          --------------------------
                                       Name:   Douglas L. Brigham
CF Systems Corporation,                Title:  Assistant Treasurer
a Massachusetts corporation


By:  /s/ Douglas L. Brigham
   --------------------------
Name:   Douglas L. Brigham
Title:  Treasurer

                         [SIGNATURES CONTINUED ON NEXT PAGE]

MK-Ferguson of Idaho Company,               Yampa Mining Co.,
a Idaho corporation                         A Nevada corporation


By:  /s/ Douglas L. Brigham                 By:  /s/ Douglas L. Brigham
   --------------------------                  --------------------------
Name:   Douglas L. Brigham                  Name:    Douglas L. Brigham
Title:  Treasurer                           Title:   Treasurer

MK-Ferguson of Oak Ridge Company,           Morrison-Knudsen Company, Inc.,
a Tennessee corporation                     A Deleware Corporation


By:  /s/ Douglas L. Brigham                 By:  /s/ Douglas L. Brigham
   --------------------------                  --------------------------
Name:   Douglas L. Brigham                  Name:    Douglas L. Brigham
Title:  Treasurer                           Title:   Vice President and
                                                     Treasurer

MK Infrastructure Corporation,              Morrison-Knudsen Engineers, Inc.,
a Delaware corporation                      a Nevada corporation


By:  /s/ Douglas L. Brigham                 By:  /s/ Douglas L. Brigham
   --------------------------                  --------------------------
Name:   Douglas L. Brigham                  Name:    Douglas L. Brigham
Title:  Assistant Treasurer                 Title:   Vice President and
                                                     Treasurer

MK-Train Control, Inc.,                     Morrison-Knudsen International
a Nevada corporation                        Company, Inc., a Nevada corporation


By:    /s/ Douglas L. Brigham              By:   /s/ Douglas L. Brigham
   --------------------------                  --------------------------
Name:   Douglas L. Brigham                 Name:     Douglas L. Brigham
Title:  Treasurer                          Title:    Vice President and
                                                     Treasurer

Navasota Mining Company, Inc.,              American Piping & Boiler Co.
a Nevada corporation                        a Nevada Corporation

By:  /s/ Douglas L. Brigham                 By:   /s/ Douglas L. Brigham
   --------------------------                  --------------------------
Name:   Douglas L. Brigham                  Name:    Douglas L. Brigham
Title:  Treasurer                           Title:   Treasurer

                                EXHIBITS AND SCHEDULES


    [The Registrant agrees to provide the Securities and Exchange
    Commission, upon request, with copies of Exhibits and or Schedules hereto.]